Equity Arrangements	9 Months Ended
Sep. 30, 2011
Equity Arrangements [Abstract]
Equity Arrangements

9. Equity Arrangements

           The Company was formed as a wholly-owned subsidiary of Holdings and was structured as a single-member limited liability corporation until its conversion to a C-corporation (Acadia Healthcare Company, Inc.) on May 13, 2011. On May 20, 2011, Acadia Healthcare Company, Inc. underwent a stock split by means of a stock dividend of 100,000 shares of common stock for each share of common stock outstanding such that 10,000,000 shares of common stock were issued and outstanding. On November 1, 2011, the Company completed a 1.7633-for-one stock split which resulted in 17,633,116 shares of common stock issued and outstanding on such date.

On April 1, 2011, Holdings amended its limited liability company agreement and its Class A Preferred Units, Class A Common Units, Class B Common Units, and Class B Preferred Units were exchanged for equivalent fair values of Class A Units and Class B Units as of such date. Additionally, on April 1, 2011, Holdings issued Class A Units and Class B Units to investors consisting of Waud Capital Partners or its affiliates and certain members of Acadia management for cash proceeds of $52.5 million.

On November 1, 2011, Holdings was dissolved and the 17,633,116 shares of common stock of Acadia Healthcare Company, Inc. were distributed to the members of Holdings, consisting of Waud Capital Partners or its affiliates and certain members of Acadia management, in accordance with their respective ownership interests. Additionally, on November 1, 2011, 4,891,667 shares of common stock of Acadia Healthcare Company, Inc. were issued to the PHC stockholders as part of the merger consideration.